Exhibit 10.3
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT
     THIS SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of May 1, 2006, is entered into by and among ATLAS PIPELINE PARTNERS, L.P., a Delaware limited partnership (“Borrower”); ATLAS PIPELINE NEW YORK, LLC, a Pennsylvania limited liability company (“APL New York”); ATLAS PIPELINE OHIO, LLC, a Pennsylvania limited liability company (“APL Ohio”); ATLAS PIPELINE PENNSYLVANIA, LLC, a Pennsylvania limited liability company (“APL Pennsylvania”); ATLAS PIPELINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“APL Operating”); ATLAS PIPELINE MID-CONTINENT LLC, a Delaware limited liability company (“APL Mid-Continent”); ELK CITY OKLAHOMA PIPELINE, L.P., a Texas limited partnership (“Elk City”); ELK CITY OKLAHOMA GP, LLC, a Delaware limited liability company (“Elk City GP”); ATLAS ARKANSAS PIPELINE LLC, an Oklahoma limited liability company (“Atlas Arkansas”); MID-CONTINENT ARKANSAS PIPELINE, LLC, an Arkansas limited liability company (f/k/a Southwestern Energy Pipeline Company) (“AAPL2”); and NOARK PIPELINE SYSTEM, LIMITED PARTNERSHIP, an Arkansas limited partnership (“NOARK”; NOARK, AAPL2, Atlas Arkansas, Elk City GP, Elk City, APL Mid-Continent, APL New York, APL Ohio, APL Pennsylvania and APL Operating are collectively referred to herein as the “Guarantors,” and Borrower and Guarantors are collectively referred to herein as the “Obligors”); each of the lenders party hereto (individually, together with its successors and assigns, a “Lender,” and collectively, “Lenders”); and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).
R E C I T A L S
     A. Borrower, certain Guarantors, Administrative Agent and the Lenders have entered into that certain Revolving Credit and Term Loan Agreement dated as of April 14, 2005, as amended by that certain First Amendment to Revolving Credit and Term Loan Agreement dated as of October 31, 2005 (as further renewed, extended, amended or restated from time to time, the “Credit Agreement”).
     B. Borrower has entered into that certain Stock Purchase Agreement (the “Stock Purchase Agreement”) dated of even date herewith, with Southwestern Energy Company (“SWEC”), pursuant to which Borrower has agreed: (i) to purchase from SWEC all of the issued and outstanding membership interests of AAPL2 (the “Shares”; the acquisition of the Shares contemplated by the Stock Purchase Agreement is herein called the “AAPL2 Acquisition”); and (ii) to cause NOARK to sell all of NOARK’s interest in NOARK Pipeline Finance LLC (“NOARK Finance”) to SWEC (the sale of NOARK’s interest in NOARK Finance pursuant to the Stock Purchase Agreement is herein called the “NOARK Finance Sale”; the NOARK Finance Sale and the AAPL2 Acquisition are, together the “Transaction”).
     C. In order to facilitate the Transaction, Borrower and Guarantors have requested that Administrative Agent and the Lenders amend certain provisions of the Credit Agreement.
     D. Administrative Agent and the Lenders have agreed to amend the Credit Agreement as so requested, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the parties agree as follows:

     SECTION 1. Terms Defined in Credit Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.
     SECTION 2. Amendments to Credit Agreement. Subject to the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
     (a) Section 1.02 of the Credit Agreement (Definitions) is hereby amended as follows:
     (i) The definition of “Consolidated EBITDA” is hereby restated in its entirety to read as follows:
     “Consolidated EBITDA shall mean, for any trailing twelve-month period, the sum of (i) Consolidated Net Income for such period, plus (ii) the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, income taxes, depreciation, depletion, amortization, non-cash compensation on long-term incentive plans, and other non-cash charges to Consolidated Net Income, minus (iii) non-cash credits to Consolidated Net Income, provided, that, (a) Consolidated EBITDA for each quarter of 2005 shall be calculated after giving pro forma effect to the Elk City Acquisition and the adjustments described on Schedule 1.01 hereto; and (b) Consolidated EBITDA for each of the four fiscal quarters ending September 30, 2005, December 31, 2005, March 31, 2006, and June 30, 2006, shall be calculated after giving pro forma effect to the acquisition of NOARK.”
     (ii) The definition of “Consolidated Funded Debt” is hereby amended by deleting clause (vii) thereof in its entirety, and replacing it with the following:
     “(vii) until March 31, 2006, Consolidated Funded Debt shall be calculated excluding debt evidenced by the NOARK Notes.”
     (iii) The definition of “Consolidated Interest Expense” is hereby amended by deleting the word “and” before clause (iii) thereof, and adding the following clause after the word “quarters” at the end of such clause (iii):
     “; and (iv) until March 31, 2006, Consolidated Interest Expense shall be calculated excluding debt evidenced by the NOARK Notes.”
     (iv) The definition of “Pipelines” is hereby amended by deleting the phrase “(or in the case of the NOARK Pipeline, operated)” each time it occurs.
     (b) The following definitions are hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate:
     “AAPL2” means Mid-Continent Arkansas Pipeline, LLC, an Arkansas limited liability company.
     “AAPL2 Acquisition means the acquisition by Borrower of all of Southwestern Energy Company’s interests in AAPL2 pursuant to a Stock Purchase Agreement dated as of May 1, 2006.”

     (c) Section 8.09(a) of the Credit Agreement (Lien on Pipeline Properties) is hereby amended by replacing the parenthetical at the end of the first sentence thereof with the following parenthetical:
     “(except with respect to Pipeline Properties of NOARK, unless and until the Administrative Agent directs that such Pipeline Properties become Mortgaged Properties)”
     (d) 8.15 of the Credit Agreement (NOARK Debt) is hereby deleted in its entirety.
     (e) Section 9.01(i) of the Credit Agreement is hereby amended by deleting the phrase “in an amount not to exceed Two Hundred Seventy-Five Million Dollars ($275,000,000)”.
     (f) Sections 9.01(k) and 9.01(l) of the Credit Agreement are hereby replaced in their entirety by the following:
     “(k) Debt of the Borrower not otherwise described under subparagraphs (a) through (j) above not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate.”
     (g) Section 9.02(f) of the Credit Agreement is hereby amended by replacing clause (ii) therein with the following:
     “(ii) the Debt thereby secured is permitted by Section 9.01(k); and”
     (h) Section 9.03(i) of the Credit Agreement is hereby amended replacing the proviso at the end thereof with the following:
     “provided however, that (I) nothing herein shall require any Unrestricted Entity to grant a first priority lien in its assets; and (II) such acquisition shall be limited to Persons primarily involved in the business of, and/or assets primarily involving, natural gas gathering and processing operations.”
     (i) Section 10.01(b) is hereby amended by deleting clause (iii) thereof.
     (j) Subsections (e), (f), and (g) of Section 10.01 of the Credit Agreement (Events of Default) are hereby amended by deleting the words “or NOARK” each time such words appear in such subsections.
     (k) Each of AAPL2 and NOARK is hereby added as a “Guarantor” and an “Obligor” under the Credit Agreement.
     SECTION 3. Amendment Effective Date. This Amendment shall be binding upon all parties to the Credit Agreement as of the date (the “Amendment Effective Date”) that Administrative Agent receives the following:
     (a) sufficient counterparts of this Amendment, executed and delivered to Administrative Agent by (i) each Obligor, (ii) Administrative Agent, (iii) Issuing Bank, and (iv) Required Lenders;
     (b) (i) from each of NOARK and AAPL2, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying: (A) resolutions authorizing the execution and performance of this Amendment and the other Loan Documents that such Person is executing in connection herewith; (B) the incumbency and signature of the officer executing such documents; and (C) a copy of such Person’s organizational documents; and (ii) from

Borrower, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying resolutions authorizing the execution of the Stock Purchase Agreement and the performance of the Transactions;
     (c) from the Borrower, the Stock Purchase Agreement and each other agreement, document and instrument executed and delivered any Obligor and any counterparty thereto in connection with the Transaction (collectively, the “Transaction Documents”), together with all schedules and exhibits to such Transaction Documents (as supplemented or amended prior to the Amendment Effective Date), certified as true and complete, in form and substance reasonably satisfactory to the Co-Lead Arrangers;
     (d) a duly completed compliance certificate, dated as of the Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, demonstrating pro forma compliance with Sections 9.13, 9.14, and 9.15 of the Credit Agreement as of the end of the fiscal quarter ending December 31, 2005, after giving effect to the Transaction and after giving effect to any Indebtedness (including the obligations under the Credit Agreement and the other Loan Documents) incurred in connection therewith;
     (e) a certificate signed by a Responsible Officer of Borrower, dated as of the Amendment Effective Date, certifying: (a) that the closing of the Transaction is being consummated on such date; (b) revised Schedules to the Credit Agreement, as applicable; (c) that after giving effect to this Amendment and the revised Schedules to the Credit Agreement, both before and after taking into account the Transaction, the representations and warranties contained in Article VII of the Credit Agreement and in the Security Instruments are true and correct in all material respects on and as of such date except to the extent such representations and warranties relate solely to an earlier date; (d) that after giving effect to this Amendment, both before and after giving effect to the Transaction, no Default or Event of Default has occurred and is continuing as of such date; (e) that since December 31, 2004, there has occurred no “Material Adverse Effect” (as such term is defined in the Stock Purchase Agreement) with respect to the Borrower; and (f) that there are no actions, suits, investigations or proceedings pending or, to the knowledge of Borrower, threatened in any court or before any arbitrator or governmental authority by or against Borrower, any Guarantor, or any of their respective properties, that (i) if adversely determined, could reasonably be expected to materially and adversely affect Borrower, any Guarantor, or the Mortgaged Property, taken as a whole, or the Shares, or (ii) seek to affect or pertain to any transaction contemplated hereby, the Transaction, or the ability of Borrower or any Guarantor to perform its obligations under the Loan Documents;
     (f) a Pledge, Assignment, and Security Agreement executed by AAPL2 in favor of the Administrative Agent, for the benefit of the Lenders;
     (g) a Pledge, Assignment, and Security Agreement executed by NOARK in favor of the Administrative Agent, for the benefit of the Lenders;
     (h) a Guaranty Agreement executed by AAPL2 in favor of the Administrative Agent, for the benefit of the Lenders;
     (i) a Guaranty Agreement executed by NOARK in favor of the Administrative Agent, for the benefit of the Lenders;
     (j) an opinion of counsel to the Obligors (including local counsel) acceptable to the Co-Lead Arrangers, with respect to the existence of the Obligors, due authorization and execution of the Amendment, the Transaction Documents, and the other Loan Documents executed in connection therewith, enforceability of the Amendment, the Transaction Documents, and such Loan Documents, including without limitation the Security Instruments executed by AAPL2 and NOARK, and other matters incident to the transactions herein contemplated as the Co-Lead Arrangers may reasonably request, each in form and substance satisfactory to the Co-Lead Arrangers;
     (k) appropriate UCC search certificates and other evidence satisfactory to the Co-Lead Arrangers with respect to the Obligors’ Properties reflecting no prior Liens, other than Excepted Liens;
     (l) a letter from CT Corporation System, Inc., or other agent acceptable to the Administrative Agent, accepting service of process in the State of New York on behalf of each of AAPL2 and NOARK;
     (m) receipt of all fees and expenses due and payable by the Obligors hereunder; and
     (n) such other agreements, certificates, documents and evidence of authority as Co-Lead Arrangers, any Lender or counsel to the Co-Lead Arrangers may reasonably request.
     SECTION 4. Representations and Warranties of Obligors. Each of the Obligors represents and warrants to Administrative Agent, Issuing Bank and Lenders, with full knowledge that Administrative Agent, Issuing Bank, and Lenders are relying on the following representations and warranties in executing this Amendment, as follows:
     (a) each Obligor has the organizational power and authority to execute, deliver and perform this Amendment and such other Loan Documents executed in connection herewith, and all organizational action on the part of such Person requisite for the due execution, delivery and performance of this Amendment and such other Loan Documents executed in connection herewith has been duly and effectively taken;
     (b) the Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which any Obligor is a party constitute the legal, valid and binding obligations of each Obligor to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms;
     (c) this Amendment does not and will not violate any provisions of any of the organizational documents of any Obligor, or any contract, agreement, instrument or requirement of any Governmental Authority to which any Obligor is subject. Obligors’ execution of this Amendment will not result in the creation or imposition of any lien upon any properties of any Obligor, other than those permitted by the Credit Agreement and this Amendment;
     (d) the execution, delivery and performance of this Amendment by Obligors does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof; and
     (e) no Default exists, and all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date, other than those which have been disclosed to Administrative Agent, Issuing Bank and Lenders in writing.
     SECTION 5. Reference to and Effect on the Agreement.

     (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.
     (b) Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Obligors ratify and confirm that (a) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (b) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (c) the collateral under the Security Instruments is unimpaired by this Amendment.
     SECTION 6. Costs, Expenses and Taxes. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment, and the other instruments and documents to be delivered hereunder, including reasonable attorneys’ fees and out-of-pocket expenses of Administrative Agent. In addition, Borrower shall pay any and all recording and filing fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.
     SECTION 7. Disclosure of Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and in order to induce Administrative Agent, Issuing Bank and Lenders to enter into this Amendment, each Obligor represents and warrants that it knows of no defenses, counterclaims or rights of setoff to the payment of any Indebtedness.
     SECTION 8. Affirmation of Guaranty Agreements, Security Interest.
     (a) Each of the undersigned Guarantors hereby consents to and accepts the terms and conditions of this Amendment, and the transactions contemplated hereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty Agreement and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Amendment.
     (b) Obligors hereby confirm and agree that any and all liens, security interests and other security or collateral now or hereafter held by Administrative Agent for the benefit of Lenders as security for payment and performance of the Obligations hereby under such Security Instruments to which such Obligor is a party are renewed and carried forth to secure payment and performance of all of the Obligations. The Security Instruments are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.
     SECTION 9. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.
     SECTION 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 11. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 12. NO ORAL AGREEMENTS. THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[The remainder of this page intentionally blank. Signature pages to follow.]

     In Witness Whereof, the parties have executed this Second Amendment to Credit Agreement as of the day and year first above written.

BORROWER:

ATLAS PIPELINE PARTNERS, L.P., a Delaware limited partnership

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:

Michael L. Staines
President and Chief Operating Officer

GUARANTORS:

ATLAS PIPELINE NEW YORK, LLC, a Pennsylvania limited liability company

By:	Atlas Pipeline Operating Partnership, L.P., a Delaware limited partnership and its sole member

	By:	Atlas Pipeline Partners GP, LLC, a Delaware limited liability company and its sole general partner

By:

Michael L. Staines
President and Chief Operating Officer

ATLAS PIPELINE OHIO, LLC, a Pennsylvania limited liability company

By:	Atlas Pipeline Operating Partnership, L.P., a Delaware limited partnership and its sole member

	By:	Atlas Pipeline Partners GP, LLC, a Delaware limited liability company and its sole general partner

By:

Michael L. Staines
President and Chief Operating Officer
SIGNATURE PAGE TO
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

ATLAS PIPELINE PENNSYLVANIA, LLC, a Pennsylvania limited liability company

By:	Atlas Pipeline Operating Partnership, L.P., a Delaware limited partnership and its sole member

	By:	Atlas Pipeline Partners GP, LLC, a Delaware limited liability company and its sole general partner

By:

Michael L. Staines
President and Chief Operating Officer

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	Atlas Pipeline Partners GP, LLC, a Delaware limited liability company and its sole general partner

By:

Michael L. Staines
President and Chief Operating Officer

ATLAS PIPELINE MID-CONTINENT LLC, a Delaware limited liability company

By:	Atlas Pipeline Operating Partnership, L.P., a Delaware limited partnership and its sole member

	By:	Atlas Pipeline Partners GP, LLC, a Delaware limited liability company and its sole general partner

By:

Michael L. Staines
President and Chief Operating Officer
SIGNATURE PAGE TO
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

ELK CITY OKLAHOMA PIPELINE, L.P., a Texas limited partnership

By:	Elk City Oklahoma GP, LLC, a Delaware limited liability company and its sole general partner

	By:	Atlas Pipeline Mid-Continent LLC, a Delaware limited liability company and its sole member

		By:	Atlas Pipeline Operating Partnership, L.P., a Delaware limited partnership and its sole member

			By:	Atlas Pipeline Partners GP, LLC, a Delaware limited liability company and its sole general partner

By:

Michael L. Staines
President and Chief
Operating Officer

ELK CITY OKLAHOMA GP, LLC, a Delaware limited liability company

By:	Atlas Pipeline Mid-Continent LLC, a Delaware limited liability company and its sole member

	By:	Atlas Pipeline Operating Partnership, L.P., a Delaware limited partnership and its sole member

		By:	Atlas Pipeline Partners GP, LLC, a Delaware limited liability company and its sole general partner

By:

Michael L. Staines
President and Chief Operating Officer
SIGNATURE PAGE TO
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

ATLAS ARKANSAS PIPELINE LLC, an Oklahoma limited liability company

By:	Atlas Pipeline Mid-Continent LLC, a Delaware limited liability company and its sole member

	By:	Atlas Pipeline Operating Partnership, L.P., a Delaware limited partnership and its sole member

		By:	Atlas Pipeline Partners GP, LLC, a Delaware limited liability company and its sole general partner

By:

Michael L. Staines
President and Chief Operating Officer

MID-CONTINENT ARKANSAS PIPELINE, LLC, an Arkansas limited liability company

By:	Atlas Pipeline Mid-Continent LLC, a Delaware limited liability company and its sole member

	By:	Atlas Pipeline Operating Partnership, L.P., a Delaware limited partnership and its sole member

		By:	Atlas Pipeline Partners GP, LLC, a Delaware limited liability company and its sole general partner

By:

Michael L. Staines
President and Chief Operating Officer

NOARK PIPELINE, LIMITED PARTNERSHIP, an Arkansas limited partnership
By:
Thomas B. Williams
Project Manager

SIGNATURE PAGE TO
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

ADMINISTRATIVE AGENT, ISSUING BANK AND A LENDER: WACHOVIA BANK, NATIONAL ASSOCIATION
By:
	Name:	Jay Buckman
	Title:	Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

LENDERS: BANK OF AMERICA, N.A.
By:
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

BANK OF OKLAHOMA N.A.
By:
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

KEYBANK NATIONAL ASSOCIATION
By:
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

WELLS FARGO BANK, N.A.
By:
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

BNP PARIBAS
By:
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

NEWCOURT CAPITAL USA INC.
By:
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

COMERICA BANK
By:
Name:
Title:

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SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

COMPASS BANK
By:
Name:
Title:

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SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

CITIBANK TEXAS, N.A.
By:
Name:
Title:

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SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

FORTIS CAPITAL CORP.
By:
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

GUARANTY BANK
By:
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

NATIONAL CITY BANK
By:
Name:
Title:

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SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

NATEXIS BANQUES POPULAIRES
By:
Name:
Title:

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SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

UFJ BANK LIMITED, NEW YORK BRANCH
By:
Name:
Title:

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SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

WESTLB AG, NEW YORK BRANCH
By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT